Exhibit 10.8

AMENDMENT

TO

SECURITIES PURCHASE AGREEMENT dated November 8, 2005

Amendment To Securities Purchase Agreement (this “Amendment”) dated as of November 8, 2005, between AIRNET COMMUNICATIONS CORPORATION, a Delaware corporation (the “Company”), and TECORE, INC. and SCP PRIVATE EQUITY PARTNERS II, L.P. (collectively, the “Purchasers”).

Whereas, the parties have entered into a Securities Purchase Agreement dated as of June 5, 2003 (the “Agreement”); and

Whereas, the Company is entering into a Security Agreement of even date herewith with Laurus Master Fund, Ltd. (“Laurus”), pursuant to which Laurus is making certain loans to the Company as described therein (the “Laurus Facility”); and

Whereas, it is a condition to the Purchasers’ consenting to the Laurus Facility that the Company amend this Agreement to provide for a cross-default if there is an event of default under the Laurus Facility.

Now therefore, in consideration of the premises and the mutual covenants contained in this Amendment, the parties agree as follows:

1. Section 10(c) of the Agreement shall be amended in its entirety as follows:

“(c) (i) an Event of Default shall occur under the Security Purchase Agreement date as of November 4, 2005 between the Company and Laurus Master Fund, Ltd. or (ii) AIRNET shall default in the payment of any principal of, or premium, if any, or interest on, any other indebtedness in excess of $250,000 or obligation with respect to borrowed money after expiration of any grace or cure period or shall default in the performance of any material term of any instrument evidencing such Indebtedness or of any mortgage, indenture or agreement relating thereto after expiration of any grace or cure period, and in the case of each of (i) and (ii), the effect of such default is to cause or to permit the holder or holders of such obligation to cause, such Indebtedness or obligation to become due and payable prior to its stated maturity; or”

2. Except as modified by this Amendment, the Agreement shall remain in full force and effect.

3. Capitalized terms used but not otherwise defined in this Amendment shall have the meanings given to such terms in the Agreement.

4. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

COMPANY:

AIRNET COMMUNICATIONS CORPORATION

By:
Name:
Title:

PURCHASERS:

TECORE, INC.

By:
Name:
Title:

SCP PRIVATE EQUITY PARTNERS II, L.P.

By:
Name:
Title: